Exhibit 99.1

Media Contact:

Steve Sturgeon

QLogic Corporation

858.472.5669

steve.sturgeon@qlogic.com

Investor Contact:

Jean Hu

QLogic Corporation

949.389.7579

jean.hu@qlogic.com

QLOGIC REPORTS SECOND QUARTER

RESULTS FOR FISCAL YEAR 2014

ALISO VIEJO, Calif., October 24, 2013—QLogic Corp. (Nasdaq:QLGC), a leading supplier of high performance network infrastructure solutions, today announced its second quarter financial results for the period ended September 29, 2013.

Second Quarter Highlights

•	Net revenue: $112.6 million
•	GAAP income from continuing operations: $11.0 million or $0.13 per diluted share
•	Non-GAAP income from continuing operations: $20.0 million or $0.23 per diluted share
•	Operating margin: 11.7% GAAP, 20.1% non-GAAP
•	Cash and marketable securities: $433.0 million as of September 29, 2013
•	Cash generated from operations: $24.1 million

Financial Results

Net revenue for the second quarter of fiscal 2014 was $112.6 million compared to $117.9 million in the same quarter last year. Revenue from Advanced Connectivity Platforms was $94.0 million during the second quarter of fiscal 2014 compared to $97.4 million in the same quarter last year. Revenue from Legacy Connectivity Products was $18.6 million during the second quarter of fiscal 2014 compared to $20.5 million in the same quarter last year.

Income from continuing operations on a GAAP basis for the second quarter of fiscal 2014 was $11.0 million, or $0.13 per diluted share, compared to $11.8 million, or $0.13 per diluted share, for the second quarter of fiscal 2013. Income from continuing operations on a GAAP basis for the second quarter of fiscal 2014 includes $4.3 million of special charges recorded in connection with the restructuring plan that commenced in June 2013. Income from continuing operations on a non-GAAP basis for the second quarter of fiscal 2014 increased to $20.0 million, or $0.23 per diluted share, from $16.8 million, or $0.18 per diluted share, for the second quarter of fiscal 2013.

“Last quarter we announced a restructuring plan aimed at improving our focus, execution and financial performance. I am very pleased with our progress and sharper focus on the server and storage connectivity markets. In addition, our execution has improved and we are delivering more consistently on new programs and products, as demonstrated by achieving general availability for more than a dozen new OEM programs since early September,” said Jean Hu, interim chief executive officer, senior vice president and chief financial officer, QLogic. “I am also very pleased with our financial performance during the second quarter. We are ahead of plan on our expense reduction activities and are already seeing the benefits in our financial results and operating margin.”

QLogic uses certain non-GAAP financial measures to supplement financial statements based on GAAP. A summary of these non-GAAP financial measures and a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure, as well as a description of the reasons that management believes that these non-GAAP financial measures provide useful information to investors and the additional purposes for which management uses these non-GAAP financial measures, is presented in the accompanying financial schedules.

QLogic’s second quarter fiscal 2014 conference call is scheduled for today at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time). Jean Hu, interim chief executive officer, senior vice president and chief financial officer, will host the conference call. The call is being webcast live via the Internet at http://ir.qlogic.com and www.earnings.com. Phone access to participate in the conference call is available at (800) 768-6544, pass code: 8336286.

The financial information that the company intends to discuss during the conference call will be available on the company’s website at http://ir.qlogic.com for twelve months following the conference call. A replay of the conference call will be available via webcast at http://ir.qlogic.com for twelve months.

Follow QLogic @ twitter.com/qlogic

QLogic – the Ultimate in Performance

QLogic (Nasdaq:QLGC) is a global leader and technology innovator in high performance server and storage networking connectivity products. Leading OEMs and channel partners worldwide rely on QLogic for their server and storage networking solutions. For more information, visit www.qlogic.com.

Disclaimer – Forward-Looking Statements

This press release contains statements relating to future results of the company (including certain beliefs and projections regarding business and market trends, as well as our belief that we have a sharper focus on the server and storage connectivity markets, our execution has improved and we are delivering more consistently on new programs and products, and that we are ahead of plan on our expense reduction initiatives) that are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected or implied in the forward-looking statements. The company advises readers that these potential risks and uncertainties include, but are not limited to: uncertainties whether our restructuring plan will achieve its stated goals; uncertainty whether our enhanced product focus will achieve its stated goals; unfavorable economic conditions; potential fluctuations in operating results; gross margins that may vary over time; the stock price of the company may be volatile; the company’s dependence on the networking markets served; the ability to maintain and gain market or industry acceptance of the company’s products; the company’s dependence on a small number of customers; the company’s ability to compete effectively with other companies; the ability to attract and retain key personnel; the complexity of the company’s products; declining average unit sales prices of comparable products; the company’s dependence on sole source and limited source suppliers; the company’s dependence on relationships with certain third-party subcontractors and contract manufacturers; sales fluctuations arising from customer transitions to new products; seasonal fluctuations and uneven sales patterns in orders from customers; a reduction in sales efforts by current distributors; changes in the company’s tax provisions or adverse outcomes resulting from examination of its income tax returns; international economic, currency, regulatory, political and other risks; facilities of the company and its suppliers and customers are located in areas subject to natural disasters; the ability to protect proprietary rights; the ability to satisfactorily resolve any infringement claims; uncertain benefits from strategic business combinations, acquisitions and divestitures; declines in the market value of the company’s marketable securities; changes in and compliance with regulations; difficulties in transitioning to smaller geometry process technologies; the use of “open source” software in the company’s products; system security risks, data protection breaches and cyber-attacks; and the company’s ability to borrow under its credit agreement is subject to certain covenants.

More detailed information on these and additional factors that could affect the company’s operating and financial results are described in the company’s Forms 10-K, 10-Q and other reports filed, or to be filed, with the Securities and Exchange Commission. The company urges all interested parties to read these reports to gain a better understanding of the business and other risks that the company faces. The forward-looking statements contained in this press release are made only as of the date hereof, and the company does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

QLogic and the QLogic logo are registered trademarks of QLogic Corporation. Other trademarks and registered trademarks are the property of the companies with which they are associated.

QLOGIC CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(unaudited — in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	September 29, 2013	September 30, 2012	September 29, 2013	September 30, 2012
Net revenues	$112,622	$117,867	$225,738	$248,238
Cost of revenues	36,313	38,980	72,932	82,293

Gross profit	76,309	78,887	152,806	165,945

Operating expenses:
Engineering and development	34,790	38,024	75,177	77,482
Sales and marketing	16,431	19,739	35,844	38,625
General and administrative	7,553	8,139	15,292	16,812
Special charges	4,349	—	16,382	—

Total operating expenses	63,123	65,902	142,695	132,919

Operating income	13,186	12,985	10,111	33,026

Interest and other income, net	25	954	798	2,032

Income from continuing operations before income taxes	13,211	13,939	10,909	35,058

Income taxes	2,234	2,159	2,982	4,837

Income from continuing operations	10,977	11,780	7,927	30,221

Income from discontinued operations, net of income taxes	—	94	—	39

Net income	$10,977	$11,874	$7,927	$30,260

Income from continuing operations per share:
Basic	$0.13	$0.13	$0.09	$0.32
Diluted	$0.13	$0.13	$0.09	$0.31

Income from discontinued operations per share:
Basic	$—	$—	$—	$—
Diluted	$—	$—	$—	$—

Net income per share:
Basic	$0.13	$0.13	$0.09	$0.32
Diluted	$0.13	$0.13	$0.09	$0.31

Number of shares used in per share calculations:
Basic	87,430	93,762	88,288	95,584
Diluted	87,669	93,949	88,720	96,159

QLOGIC CORPORATION

RECONCILIATION OF GAAP INCOME FROM CONTINUING OPERATIONS TO

NON-GAAP INCOME FROM CONTINUING OPERATIONS

(unaudited — in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	September 29, 2013	September 30, 2012	September 29, 2013	September 30, 2012
GAAP income from continuing operations	$10,977	$11,780	$7,927	$30,221
Items excluded from GAAP income from continuing operations:
Stock-based compensation	4,818	7,045	12,989	16,322
Amortization of acquisition-related intangible assets	244	243	487	487
Special charges	4,349	—	16,382	—
Income tax effect	(346)	(2,251)	(1,327)	(4,868)

Total non-GAAP adjustments	9,065	5,037	28,531	11,941

Non-GAAP income from continuing operations	$20,042	$16,817	$36,458	$42,162

Income from continuing operations per diluted share:
GAAP income from continuing operations	$0.13	$0.13	$0.09	$0.31
Adjustments	0.10	0.05	0.32	0.13

Non-GAAP income from continuing operations	$0.23	$0.18	$0.41	$0.44

Non-GAAP Financial Measures

The non-GAAP financial measures contained herein are a supplement to the corresponding financial measures prepared in accordance with generally accepted accounting principles (GAAP). The non-GAAP financial measures presented exclude the items summarized in the above table. Management believes that adjustments for these items assist investors in making comparisons of period-to-period operating results and that these items are not indicative of the company’s on-going core operating performance.

The company has presented non-GAAP income from continuing operations and non-GAAP income from continuing operations per diluted share, on a basis consistent with its historical presentation, to assist investors in understanding the company’s core income from continuing operations and core income from continuing operations per diluted share on an on-going basis. These non-GAAP financial measures may also assist investors in making comparisons of the company’s core profitability with historical periods and comparisons of the company’s core profitability with the corresponding results for competitors. Management believes that non-GAAP income from continuing operations and non-GAAP income from continuing operations per diluted share are important measures in the evaluation of the company’s profitability. These non-GAAP financial measures exclude the adjustments described in the above table, and thus provide an overall measure of the company’s on-going profitability and related profitability on a per diluted share basis.

Management uses non-GAAP income from continuing operations and non-GAAP income from continuing operations per diluted share in its evaluation of the company’s core after-tax results of operations and trends between fiscal periods and believes that these measures are important components of its internal performance measurement process. In addition, the company prepares and maintains its budgets and forecasts for future periods on a basis consistent with these non-GAAP financial measures. Management believes that providing these non-GAAP financial measures allows investors to view the company’s financial results in the way that management views the financial results.

The non-GAAP financial measures presented herein have certain limitations in that they do not reflect all of the costs associated with the operations of the company’s business as determined in accordance with GAAP. Therefore, investors should consider non-GAAP financial measures in addition to, and not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP. The non-GAAP financial measures presented by the company may be different from the non-GAAP financial measures used by other companies.

For additional information on the items excluded from the non-GAAP financial measures and why the company believes that these non-GAAP financial measures provide useful supplemental information to investors, the company refers you to the Form 8-K regarding this release filed today with the Securities and Exchange Commission.

A summary of the non-GAAP adjustments presented in the table above by the financial statement line impacted is as follows:

(unaudited – in thousands)	Three Months Ended		Six Months Ended
	September 29, 2013	September 30, 2012	September 29, 2013	September 30, 2012
Non-GAAP Adjustments:
Cost of revenues:
Stock-based compensation	$239	$540	$823	$1,310
Amortization of acquisition-related intangible assets	244	243	487	487

Total cost of revenue adjustments	483	783	1,310	1,797

Operating expenses:
Engineering and development:
Stock-based compensation	2,257	3,096	6,608	7,414
Sales and marketing:
Stock-based compensation	1,230	1,633	3,023	3,598
General and administrative:
Stock-based compensation	1,092	1,776	2,535	4,000
Special charges	4,349	—	16,382	—

Total operating expense adjustments	8,928	6,505	28,548	15,012

Total non-GAAP adjustments before income taxes	9,411	7,288	29,858	16,809
Income tax effect	(346)	(2,251)	(1,327)	(4,868)

Total non-GAAP adjustments	$9,065	$5,037	$28,531	$11,941

QLOGIC CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(unaudited — in thousands)

	September 29, 2013	March 31, 2013
ASSETS
Current assets:
Cash and cash equivalents	$86,507	$95,532
Marketable securities	346,501	359,974

Total cash and marketable securities	433,008	455,506
Accounts receivable, net	67,934	66,135
Inventories	17,363	20,160
Deferred tax assets	13,341	13,036
Other current assets	27,546	24,381

Total current assets	559,192	579,218
Property and equipment, net	90,942	96,336
Goodwill	110,976	110,976
Purchased intangible assets, net	3,692	4,054
Deferred tax assets	27,272	31,992
Other assets	2,421	2,587

	$794,495	$825,163

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$26,449	$29,668
Accrued compensation	20,312	27,453
Accrued taxes	990	4,559
Deferred revenue	4,450	4,676
Other current liabilities	9,378	7,651

Total current liabilities	61,579	74,007
Accrued taxes	16,681	10,772
Other liabilities	7,104	6,107

Total liabilities	85,364	90,886

Stockholders’ equity:
Common stock	213	212
Additional paid-in capital	944,564	932,557
Retained earnings	1,698,264	1,690,337
Accumulated other comprehensive income	267	1,887
Treasury stock	(1,934,177)	(1,890,716)

Total stockholders’ equity	709,131	734,277

	$794,495	$825,163

QLOGIC CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited — in thousands)

	Six Months Ended
	September 29, 2013	September 30, 2012
Cash flows from operating activities:
Net income	$7,927	$30,260
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	15,730	13,524
Stock-based compensation	12,989	16,322
Deferred income taxes	3,632	(3,493)
Impairment of property and equipment	2,429	—
Other non-cash items	1,698	2,094
Changes in operating assets and liabilities:
Accounts receivable	(1,818)	3,749
Inventories	2,797	(2,064)
Other assets	180	(2,223)
Accounts payable	(102)	2,222
Accrued compensation	(7,141)	(7,270)
Accrued taxes, net	(905)	12,908
Other liabilities	3,249	2,779

Net cash provided by operating activities	40,665	68,808

Cash flows from investing activities:
Purchases of available-for-sale securities	(162,673)	(137,446)
Proceeds from sales and maturities of available-for-sale securities	172,629	129,587
Purchases of property and equipment	(15,389)	(22,029)

Net cash used in investing activities	(5,433)	(29,888)

Cash flows from financing activities:
Proceeds from issuance of common stock under stock-based awards	4,565	4,894
Excess tax benefits from stock-based awards	10	128
Minimum tax withholding paid on behalf of employees for restricted stock units	(4,514)	(5,505)
Purchases of treasury stock	(44,212)	(99,488)
Payments for credit facility commitment fee	(106)	—

Net cash used in financing activities	(44,257)	(99,971)

Net decrease in cash and cash equivalents	(9,025)	(61,051)

Cash and cash equivalents at beginning of period	95,532	164,516

Cash and cash equivalents at end of period	$86,507	$103,465

QLOGIC CORPORATION

SUPPLEMENTAL FINANCIAL INFORMATION

(unaudited — in thousands)

.

Net Revenues

A summary of the company’s revenue components is as follows:

	Three Months Ended		Six Months Ended
	September 29, 2013	September 30, 2012	September 29, 2013	September 30, 2012
Advanced Connectivity Platforms	$94,011	$97,417	$187,201	$205,459
Legacy Connectivity Products	18,611	20,450	38,537	42,779

	$112,622	$117,867	$225,738	$248,238